UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Principal Variable Contracts Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:
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PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

January 25, 2012

Dear Contract Owner:

The Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) has called a special meeting of shareholders of all the separate series or funds of PVC (each a “Fund” and, collectively, the “Funds”) for April 4, 2012 at 10:00 a.m. Central Time, at 650 8th Street, Des Moines, Iowa 50392-2080 (the “Meeting”).  The purpose of the Meeting is to elect the Board of Directors, including three nominees for new Directors, and to consider several other proposals.

Shareholders of all the Funds are being asked to approve:

▪	The election of fourteen Directors as members of the Board of Directors.

▪	Amended and Restated Articles of Incorporation, reflecting, among other things, recent changes in the Maryland General Corporation Law.

▪	Amended fundamental investment restrictions relating to:

Senior securities; Commodities;	Real estate; Making loans;	Diversification; and Concentration

▪	Elimination of the fundamental investment restriction relating to short sales.

As an investor in the Funds through a variable annuity contract or variable life insurance policy issued by an insurance company, you have the right to instruct your insurance company how to vote the shares of the Funds that represent your contract value.  Your insurance company will vote, in accordance with your instructions, the number of Fund shares that represents that portion of your contract value invested in each of the Funds as of January 6, 2012, the record date for the Meeting (the “Record Date”).

Enclosed you will find PVC’s Notice of Special Meeting of Shareholders, a Proxy Statement explaining the matters to be voted on at the Meeting and a voting instruction card for shares of each Fund you owned as of the Record Date.  The Proxy Statement provides background information and describes in detail the matters to be voted on at the Meeting.

The Board of Directors has unanimously voted in favor of the proposals and recommends that you give voting instructions “For” the proposals.

In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 3, 2012.  As a convenience, we offer three options by which to give voting instructions:

By Internet: Follow the instructions located on your voting instruction card.

By Phone: The phone number is located on your voting instruction card.  Be sure you have your control number, as printed on your voting instruction card, available at the time you call.

By Mail: Sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package.

We appreciate your taking the time to respond to this important matter.  Your vote is important.  If you have questions regarding the Meeting, please call our shareholder services department toll-free at 1-855-600-4535.

Sincerely,

/s/ NORA M. EVERETT

Nora M. Everett
President and Chief Executive Officer

2

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Asset Allocation Account	Principal Capital Appreciation Account
Balanced Account	Principal LifeTime 2010 Account
Bond & Mortgage Securities Account	Principal LifeTime 2020 Account
Diversified Balanced Account	Principal LifeTime 2030 Account
Diversified Growth Account	Principal LifeTime 2040 Account
Diversified International Account	Principal LifeTime 2050 Account
Equity Income Account	Principal LifeTime Strategic Income Account
Government & High Quality Bond Account	Real Estate Securities Account
Income Account	SAM Balanced Portfolio *
International Emerging Markets Account	SAM Conservative Balanced Portfolio*
LargeCap Blend Account II	SAM Conservative Growth Portfolio*
LargeCap Growth Account	SAM Flexible Income Portfolio*
LargeCap Growth Account I	SAM Strategic Growth Portfolio *
LargeCap S&P 500 Index Account	Short-Term Income Account
LargeCap Value Account	SmallCap Blend Account
MidCap Blend Account	SmallCap Growth Account II
Money Market Account	SmallCap Value Account I

* Strategic Asset Management (SAM) Portfolios

To the Shareholders:

A meeting of shareholders of each of the series or funds (each a “Fund” and, collectively, the “Funds”) of Principal Variable Contracts Funds, Inc. (“PVC”) will be held at 650 8th Street, Des Moines, Iowa 50392-2080 on April 4, 2012, at 10:00 a.m. Central Time (the “Meeting”).  The Meeting is being held to consider and vote on the following matters as well as any other issues that properly come before the Meeting and any adjournments:

1.  Election of the Board of Directors (All Shareholders);

2.  Approval of Amended and Restated Articles of Incorporation (All Shareholders);

3.  Approval of Amendment or Elimination of Certain Fundamental Investment Restrictions:

3(a)	Approval of Amended Fundamental Restriction Relating to Senior Securities (All Funds).

3(b)	Approval of Amended Fundamental Restriction Relating to Commodities (All Funds).

3(c)	Approval of Amended Fundamental Restriction Relating to Real Estate (All Funds).

3(d)	Approval of Amended Fundamental Restriction Relating to Making Loans (All Funds).

3(e)	Approval of Amended Fundamental Restriction Relating to Diversification.
(All Funds Except Real Estate Securities Account).

3(f)	Approval of Amended Fundamental Restriction Relating to Concentration
(All Funds Except Real Estate Securities Account).

3(g)	Approval of Elimination of Fundamental Restriction Relating to Short Sales
(All Funds).

Each shareholder of record at the close of business on January 6, 2012, the record date for the Meeting, is  entitled to notice of and to vote at the Meeting.

Your vote is important.  No matter how many shares you own, please vote.  If you own shares in more than one Fund, you need to return all of the proxy ballots.  To save your Fund(s) from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Directors

/s/ BETH C. WILSON

Beth C. Wilson
Vice President and Secretary

Dated: January 25, 2012

Important Notice Regarding Availability of Proxy Statement for the Shareholders’ Meeting to be Held on April 4, 2012.  This Proxy Statement is available on the Internet at www.eproxy.com/principalva.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 4, 2012

JANUARY 25, 2012

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 4, 2012

INTRODUCTION

Principal Variable Contracts Funds, Inc. (“PVC” or “we”) will hold a special shareholders’ meeting on April 4, 2012 at 10:00 a.m. Central Time, at 650 8th Street, Des Moines, Iowa 50392-2080 (the “Meeting”).  This Proxy Statement and the accompanying form of proxy ballot are first being sent to shareholders on or about January 25, 2012.

All shares of each separate series or fund of PVC (each a “Fund” and, collectively, the “Funds”) are owned of record by sub-accounts of separate accounts ("Separate Accounts") of  insurance companies (each, an “Insurance Company”) established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Insurance Companies.  Persons holding Contracts are referred to herein as "Contract Owners."

PVC is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  PVC currently offers 34 Funds as set forth below:

Asset Allocation Account	Principal Capital Appreciation Account
Balanced Account	Principal LifeTime 2010 Account
Bond & Mortgage Securities Account	Principal LifeTime 2020 Account
Diversified Balanced Account	Principal LifeTime 2030 Account
Diversified Growth Account	Principal LifeTime 2040 Account
Diversified International Account	Principal LifeTime 2050 Account
Equity Income Account	Principal LifeTime Strategic Income Account
Government & High Quality Bond Account	Real Estate Securities Account
Income Account	SAM Balanced Portfolio *
International Emerging Markets Account	SAM Conservative Balanced Portfolio*
LargeCap Blend Account II	SAM Conservative Growth Portfolio*
LargeCap Growth Account	SAM Flexible Income Portfolio*
LargeCap Growth Account I	SAM Strategic Growth Portfolio *
LargeCap S&P 500 Index Account	Short-Term Income Account
LargeCap Value Account	SmallCap Blend Account
MidCap Blend Account	SmallCap Growth Account II
Money Market Account	SmallCap Value Account I

* Strategic Asset Management (SAM) Portfolios

The sponsor of PVC is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the Funds is Principal Management Corporation (“PMC” or the “Manager”).  Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes of the Funds.  Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”).  Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

PVC will furnish, without charge, a copy of its Annual Report to Shareholders for the fiscal year ended December 31, 2010 and Semi-Annual Report for the six-month period ended June 30, 2011 to any shareholder upon request.  To obtain a report, please contact PVC by calling our shareholder services department toll free at 1-855-600-4535 or by writing to PVC at the address above.  PVC’s Annual Report for the fiscal year ended December 31, 2011 is expected to be sent to shareholders on or about February 23, 2012.

Summary of Proposals.  The Meeting is being held to consider a number of matters.  The proposals to be voted upon, and the Funds to which each proposal applies, are set forth below.

	Proposal	Applicable Funds
Proposal 1	Election of the Board of Directors	All Shareholders

Proposal 2	Approval of Amended and Restated Articles of Incorporation	All Shareholders

Proposal 3	Approval of Amendment or Elimination of Certain Fundamental Investment Restrictions

3(a)	Approval of Amended Fundamental Restriction Relating to Senior Securities	All Funds

3(b)	Approval of Amended Fundamental Restriction Relating to Commodities	All Funds

3(c)	Approval of Amended Fundamental Restriction Relating to Real Estate	All Funds

3(d)	Approval of Amended Fundamental Restriction Relating to Making Loans	All Funds

3(e)	Approval of Amended Fundamental Restriction Relating to Diversification	All Funds Except Real Estate Securities Account

3(f)	Approval of Amended Fundamental Restriction Relating to Concentration	All Funds Except Real Estate Securities Account

3(g)	Approval of Elimination of Fundamental Restriction Relating to Short Sales	All Funds

VOTING INFORMATION

Voting procedures.  We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting.  The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named on the ballot as proxies will vote your shares as you indicate on the ballot or for approval of each matter for which there is no indication.  If you change your mind after you send in the ballot, you may change or revoke your vote by: (i) sending written notice to the Secretary of Principal Variable Contracts Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy ballot prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

Please vote your shares by mailing the enclosed ballot in the enclosed postage paid envelope or by following the instructions on the ballot for voting by touch-tone telephone or via the Internet.

Voting rights.  Only shareholders of record at the close of business on January 6, 2012 (the "Record Date") are entitled to vote. The shareholders of all Funds will vote together on Proposal 1 regarding the election of Directors of PVC and Proposal 2 regarding approval of Amended and Restated Articles of Incorporation of PVC.  The shareholders of each Fund will vote together and not by class of shares on each other proposal that we intend to submit to the shareholders of that Fund.  You are entitled to one vote on each proposal submitted to the shareholders of a Fund for each share of the Fund you hold, and fractional votes for fractional shares held.  Certain of the proposals require for approval the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").  The affirmative vote of the holders of a plurality of the shares voted at the Meeting is required for the election of a Director under Proposal 1.  The affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting is required for the approval of the Amended and Restated Articles of Incorporation under Proposal 2.

The number of votes eligible to be cast at the Meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.

Quorum requirements.  A quorum must be present at the Meeting for the transaction of business.  The presence in person or by proxy of one-third of the shares of each of the Funds outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.  For Proposals 1 and 2, the presence in person or by proxy of one-third of the shares of PVC outstanding at the close of business on the Record Date constitutes a quorum.  Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue.  Under the 1940 Act, the affirmative vote necessary to approve certain of the proposals may be determined with reference to a percentage of votes present at the meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting as to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to a Fund will require the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting.  The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Contract Owner voting instructions.  Shares of the Funds are sold to Separate Accounts of  the Insurance Companies and are used to fund Contracts.  Each Contract Owner whose Contract is funded by a Separate Account registered under the 1940 Act is entitled to instruct the Contract Owner’s Insurance Company as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement and then signing and dating the voting instruction card and mailing the card in the envelope provided.  If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposals.  Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, or will abstain, in the same proportion as the shares for which it receives voting instructions.  Shares attributable to amounts invested by an Insurance Company will be voted in the same proportion as votes cast by its Contract Owners.  Accordingly, there are not expected to be any broker non-votes.  The effect of proportional voting as described above is that a small number of Contract Owners can determine the outcome of the voting.

Solicitation procedures.  We intend to solicit proxies by mail.  Officers or employees of PVC, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact.  They will not be specially compensated for these services.  Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.  For those services, PVC will reimburse them for their out-of-pocket expenses.  PVC has retained the services of a professional proxy soliciting firm, Boston Financial Data Services, to assist in soliciting proxies and provide other services in connection therewith and estimates that the cost of such services will be approximately $255,387.

Expenses of the Meeting.  The Funds will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

PROPOSAL 1

ELECTION OF DIRECTORS

(All Shareholders)

At its December 11-12, 2011 meeting, the Board set the number of Directors at fourteen and named the fourteen persons listed below as nominees for election as Directors.  Unless you do not authorize it, your proxy will be voted in favor of the fourteen nominees.  Eleven of the nominees currently serve as Directors.  Two other nominees, Mr. Leroy T. Barnes, Jr.  and Mr. Tao Huang, were elected by the Board and will begin serving as Directors effective at the Board meeting scheduled for March 2012.  The final nominee, Mr. Michael J. Beer, will become a Director effective at the Board meeting scheduled for June 2012, following his election as a Director at the Meeting.

Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the Meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

The following table presents certain information regarding the current Directors of PVC and the three new nominees, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships each Director or nominee holds  in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act, as well as other companies. Information is listed separately for those Directors and nominees who are “interested persons” (as defined in the 1940 Act) of PVC (the “Interested Directors”) and those Directors and nominees who are not interested persons of PVC (the “Independent Directors”).  Three of the nominees for Independent Director, Mr. Barnes, Mr. Damos and Mr. Huang, have not previously been elected Directors by the shareholders of PVC.  The Board’s Nominating and Governance Committee, comprised entirely of PVC’s Independent Directors, selected and nominated Mr. Barnes, Mr. Damos and Mr. Huang as candidates for Director upon the recommendations of one or more of the Independent Directors.  All Directors serve, and all nominees elected as Directors will serve, as directors for each of the two investment companies (with a total of 97 portfolios or funds that offer shares for sale as of the date of this Proxy Statement) sponsored by Principal Life: PVC and Principal Funds, Inc. (“PFI”) (collectively, the “Fund Complex”).

Each Director will serve until the next annual meeting of shareholders or until a successor is elected and qualified, except that, consistent with PVC’s retirement policy, Ms. Lukavsky and Mr. Gilbert will serve until the conclusion of the meeting of the Board to be held in December 2012.

Independent Directors and Nominees
Name, Address and Year of Birth	Position(s) Held with PVC	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Elizabeth Ballantine 711 High Street Des Moines, Iowa 50392 1948	Director (since 2004) Member Nominating and Governance Committee	Principal, EBA Associates (consulting and investments)	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 711 High Street Des Moines, Iowa 50392 1951	Nominee for Director	Retired	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.; Longs Drug Stores

Independent Directors and Nominees
Name, Address and Year of Birth	Position(s) Held with PVC	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Kristianne Blake 711 High Street Des Moines, Iowa 50392 1954	Director (since 2006) Member Operations Committee	President, Kristianne Gates Blake, P.S. (personal financial and tax planning)	Avista Corporation (energy); Russell Investment Company,* Russell Investment Funds* (48 portfolios overseen)

Craig Damos 711 High Street Des Moines, Iowa 50392 1954	Director (since 2008) Member Operations Committee	President, The Damos Company (consulting services). Formerly Chairman/CEO/ President and Vertical Growth Officer, The Weitz Company (general construction)	Hardin Construction Company

Richard W. Gilbert 711 High Street Des Moines, Iowa 50392 1940	Director (since 2000) Member Audit Committee	President, Gilbert Communications, Inc. (business consulting)	Calamos Asset Management, Inc.

Mark A. Grimmett 711 High Street Des Moines, Iowa 50392 1960	Director (since 2004) Member Executive Committee and Nominating and Governance Committee	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	None

Fritz S. Hirsch 711 High Street Des Moines, Iowa 50392 1951	Director (since 2005) Member Audit Committee	CEO, MAM USA (manufacturer of infant and juvenile products). Formerly President, Sassy, Inc. (manufacturer of infant and juvenile products)	Focus Products Group (housewares)

Tao Huang 711 High Street Des Moines, Iowa 50392 1962	Nominee for Director	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	Armstrong World Industries, Inc. (manufacturing)

William C. Kimball 711 High Street Des Moines, Iowa 50392 1947	Director (since 2000) Member Nominating and Governance Committee	Partner, Kimball – Porter Investments L.L.C.	Casey's General Stores, Inc.

Barbara A. Lukavsky 711 High Street Des Moines, Iowa 50392 1940	Director (since 1993) Member Operations Committee	President and CEO, Barbican Enterprises, Inc. (cosmetics manufacturing)	None

Daniel Pavelich 711 High Street Des Moines, Iowa 50392 1944	Director (since 2006) Member Audit Committee	Retired	Catalytic, Inc. (offshore software development)

*	PVC and the funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

Interested Directors
Name, Address, and Year of Birth	Position(s) Held with Fund	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years**	Other Directorships Held by Director During Past 5 Years

Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Nominee for Director Executive Vice President (since 2001)
Executive Vice President and Chief Operating Officer, PMC. Executive Vice President, PFD (since 2006). President, Princor, PSS (since 2007). Director, PMC (since 2006), Princor, and PSS (since 2007). Vice President – Mutual Funds and Broker Dealer, PLIC.
None

Ralph C. Eucher 711 High Street Des Moines, Iowa 50392 1952	Chairman, Director (since 1999), Member Executive Committee	Director, PMC (since 2008), PSS (since 2008), CCI (since 2009) and Spectrum. Chairman, PFD (2006-2008). Senior Vice President, PLIC.	None

Nora M. Everett 711 High Street Des Moines, Iowa 50392 1959	Chief Executive Officer President, Director (since 2008), Member Executive Committee
President and Director, PMC (since 2008). Director, PFD (since 2008), Princor (since 2008), PSS (since 2008), and Edge (since 2008). Chief Executive Officer, Princor (since 2009). Senior Vice President/Retirement & Investors Services, PLIC.
None

During the last fiscal year ended December 31, 2011, the Board of Directors held eight meetings.  For that  fiscal year, each current Director attended at least 75% of the aggregate number of meetings of the Board and of any Board Committees on which the Director served, held during the time the Director was a member of the Board.

Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 650 8th Street, Des Moines, Iowa 50392-2080. All communications addressed to the Board or to an individual Director received by PVC are forwarded to the full Board or to the individual Director.

Officers of PVC

The following table presents certain information regarding the current officers of PVC, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each of the officers of PVC holds the same position with PFI.

Name, Address and Year of Birth	Officers Position(s) Held with PVC	Principal Occupation(s) During the Past 5 Years **
Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Executive Vice President (since 2001)
Executive Vice President and Chief Operating Officer, PMC. Executive Vice President, PFD (since 2006). President, Princor, PSS (since 2007). Director, PMC (since 2006), Princor, and PSS (since 2007). Vice President – Mutual Funds and Broker Dealer, PLIC.

Randy L. Bergstrom 711 High Street Des Moines, Iowa 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI (since 2006) and PLIC.

Name, Address and Year of Birth	Officers Position(s) Held with PVC	Principal Occupation(s) During the Past 5 Years **
David J. Brown 711 High Street Des Moines, Iowa 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PMC, PFD (since 2006), Princor, and PSS (since 2007). Vice President/Compliance, PLIC.

Jill R. Brown 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1967	Senior Vice President (since 2007)	Senior Vice President, PMC, Princor, and PSS (since 2007). President, PFD (since 2010). Prior thereto, Senior Vice President and Chief Financial Officer, PFD (2006-2010).

Teresa M. Button 711 High Street Des Moines, Iowa 50392 1963	Treasurer (since 2011)	Treasurer (since 2011) for PMC, Princor, PSS, and Spectrum. Vice President and Treasurer since 2011 for PFD, PGI, PREI and Edge. Vice President and Treasurer, PLIC.

Cary Fuchs 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1957	Senior Vice President of Distribution (since 2007)
Chief Operating Officer, PFD (since 2010). President, PFD (2007-2010). Senior Vice President/Mutual Fund Operations, PSS (since 2009). Vice President/Mutual Fund Operations, PSS (2007-2009). Director – Transfer Agent & Administrative Services, PLIC. Prior thereto, First Vice President, WM Shareholder Services and WM Funds Distributor, Inc.

Stephen G. Gallaher 711 High Street Des Moines, Iowa 50392 1955	Assistant Counsel (since 2006)	Assistant General Counsel, PMC (since 2007), PFD (since 2007), Princor (since 2007), PSS (since 2007), and PLIC. Prior thereto, Second Vice President and Counsel.

Ernest H. Gillum 711 High Street Des Moines, Iowa 50392 1955	Vice President (since 2000) Assistant Secretary (since 1993)	Vice President and Chief Compliance Officer, PMC. Vice President, Princor, and PSS (since 2007).

Patrick A. Kirchner 711 High Street Des Moines, Iowa 50392 1960	Assistant Counsel (since 2002)	Assistant General Counsel, PMC (since 2008), Princor (since 2008), and PGI (since 2008) and PLIC.

Carolyn F. Kolks 711 High Street Des Moines, Iowa 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI and PLIC.

Jennifer A. Mills 711 High Street Des Moines, IA 50392 1973	Assistant Counsel (since 2010)	Counsel, PMC (since 2009), PFD (since 2009), Princor (since 2009), PSS (since 2009), and PLIC (since 2006).

Layne A. Rasmussen 711 High Street Des Moines, Iowa 50392 1958	Chief Financial Officer (since 2008), Vice President (since 2005) Controller (since 2000)	Vice President and Controller – Mutual Funds, PMC.

Michael D. Roughton 711 High Street Des Moines, Iowa 50392 1951	Counsel (since 1990)	Senior Vice President and Associate General Counsel, PMC and Princor. Senior Vice President and Counsel, PFD (since 2006), PSS (since 2007). Vice President and Associate General Counsel, PGI and PLIC.

Adam U. Shaikh 711 High Street	Assistant Counsel (since 2006)	Counsel, PMC (since 2007), PFD (since 2007), Princor (since 2007), PSS (since 2007) and

Name, Address and Year of Birth	Officers Position(s) Held with PVC	Principal Occupation(s) During the Past 5 Years **
Des Moines, Iowa 50392 1972		PLIC (since 2006).

Dan L. Westholm 711 High Street Des Moines, Iowa 50392 1966	Assistant Treasurer (since 2006)	Director – Treasury, PMC, Princor (2008-2009), PSS (since 2007), and PLIC.

Beth C. Wilson 711 High Street Des Moines, Iowa 50392 1956	Vice President and Secretary (since 2007)	Vice President, PMC (since 2007) and Princor (2007-2009). Prior thereto, Segment Business Manager for Pella Corp.

**	Abbreviations used in this table:
•	Columbus Circle Investors (CCI)
•	Edge Asset Management, Inc. (Edge)
•	Princor Financial Services Corporation (Princor)
•	Principal Funds Distributor, Inc. (PFD)
•	Principal Global Investors, LLC (PGI)
•	Principal Life Insurance Company (PLIC)
•	Principal Management Corporation (PMC)
•	Principal Real Estate Investors, LLC (PREI)
•	Principal Shareholder Services, Inc. (PSS)
•	Spectrum Asset Management, Inc. (Spectrum)

Leadership Structure of the Board of Directors

Overall responsibility for directing the business and affairs of PVC rests with the Board of Directors, who are elected by PVC's shareholders.  In addition to serving on the Board of PVC, each Director serves on the Board of PFI.  The Board is responsible for overseeing the operations of PVC in accordance with the provisions of the 1940 Act, other applicable laws and PVC’s charter.  The Board elects the officers of PVC to supervise its day-to-day operations.  The Board meets in regularly scheduled meetings eight times throughout the year.  Board meetings may occur in-person or by telephone.  In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  Board members who are Independent Directors meet annually to consider renewal of PVC's advisory contracts.  The Board is currently composed of eleven members, nine of whom are Independent Directors.  Each Director has significant prior senior management and/or board experience.  As stated above, in December the Board set the number of Directors at fourteen and appointed two of three new nominees as Directors.  The appointment of the two new nominees for Director, Mr. Barnes and Mr. Huang, will become effective at the Board meeting scheduled for March 2012.  Mr. Beer, the third new nominee, will become a Director effective at the Board meeting scheduled for June 2012, following his election as a Director at the Meeting.

The Chairman of the Board is an interested person of PVC.  The Independent Directors of PVC have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PVC's Independent Directors as well as communication between the Independent Directors, management of PVC and the full Board.  PVC has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PVC, including such items as the number of series or portfolios that comprise PVC, the variety of asset classes those series reflect, the net assets of PVC, the committee structure of the Board and the distribution arrangements of PVC.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management.  In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board.  In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PVC.  As required by rules the SEC has adopted under the 1940 Act, PVC's Independent Directors select and nominate all candidates for Independent Director positions.

Independent Directors

Elizabeth Ballantine.  Ms. Ballantine has served as a Director of PVC and PFI since 2004.  Through her professional training and experience as an attorney and her experience as a director of Principal Funds, investment consultant and a director, Ms. Ballantine is experienced in financial, investment and regulatory matters.

Leroy T. Barnes.  Mr. Barnes will begin serving as a director of PFI and PVC in March 2012.  From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation.  From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.

Kristianne Blake.  Ms. Blake has served as a Director of PVC and PFI since 2007.  From 1998-2007, she served as a Trustee of the WM Group of Funds. Ms. Blake has been a director of the Russell Investment Funds since 2000.  Through her education, experience as a director of mutual funds and employment experience, Ms. Blake is experienced with financial, accounting, regulatory and investment matters.

Craig Damos.  Mr. Damos has served as a Director of PVC and PFI since 2008.  Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services).  Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company.  From 2005-2008, Mr. Damos served as a director of West Bank.  Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.

Richard W. Gilbert.  Mr. Gilbert has served as a Director of PVC and PFI since 2000.  From 1988-1993, he served as the Chairman of the Board of the Federal Home Loan Bank of Chicago.  Since 2005, Mr. Gilbert has served as a director of Calamos Asset Management, Inc.  Through his service as a director of Principal Funds and his employment experience, Mr. Gilbert is experienced with financial, regulatory and investment matters.

Mark A. Grimmett.  Mr. Grimmett has served as a Director of PVC and PFI since 2004.  He is a certified public accountant. Since 1996, Mr. Grimmett has served as the Chief Financial Officer for Merle Norman Cosmetics, Inc.  Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.

Fritz Hirsch.  Mr. Hirsch has served as a Director of PVC and PFI since 2005.  From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc.  Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.

Tao Huang.  Mr. Huang will begin serving as a director of PFI and PVC in March 2012.  From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar.  From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar.  Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.

William Kimball.  Mr. Kimball has served as a Director of PVC and PFI since 2000.  From 1998-2004, Mr. Kimball served as Chairman and CEO of Medicap Pharmacies, Inc.  Prior to 1998,  he served as President and CEO of Medicap.  Since 2004, Mr. Kimball has served as director of Casey's General Stores, Inc.  Through his experience as a director of the Principal Funds and his employment experience, Mr. Kimball is experienced with financial, regulatory and investment matters.

Barbara Lukavsky.  Ms. Lukavsky has served as a Director of PVC and PFI since 1993.  Ms. Lukavsky founded Barbican Enterprises, Inc. and since 1994 has served as its President and CEO.  Through her experience as a director of the Principal Funds and employment experience, Ms. Lukavsky is experienced with financial, regulatory, marketing and investment matters.

Daniel Pavelich.  Mr. Pavelich has served as a Director of PVC and PFI since 2007.  From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds.  From 1996-1999, he served as Chairman and CEO of BDO and as its Chairman from 1994-1996.  Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.

Interested Directors

Michael J. Beer.  Mr. Beer will begin serving as a Director of PFI and PVC in June 2012, following election by shareholders.  Mr. Beer has served as Executive Vice President of PFI and PVC since 2001 and as Executive Vice President (since 2002), Chief Operating Officer (since 2006) and a director of PMC.  Since 2007, Mr. Beer has served  as the President and a director of Princor and PSS since 2007.  Prior to working for Principal, Mr. Beer worked for Wells Fargo and Deloitte Touche.  Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.

Ralph C. Eucher.  Mr. Eucher has served as a Director of PVC and PFI since 1999. Mr. Eucher has served as a director of Principal Management Corporation and Princor Financial Services Corporation since 1999.  He has been a Senior Vice President at Principal Financial Group, Inc. since 2002.  Through his professional training and experience as an attorney and his service as a director of Principal Funds and his employment experience, Mr. Eucher is experienced with financial, regulatory and investment matters.

Nora M. Everett.  Ms. Everett has served as a Director of PVC and PFI since 2008.  From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal Financial Group, Inc. From 2001-2004, she was Vice President and Counsel at Principal Financial Group. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.

Risk oversight forms part of the Board's general oversight of PVC and is addressed as part of various Board and Committee activities.  As part of its regular oversight of PVC, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PVC's Chief Compliance Officer, the independent registered public accounting firm for PVC, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PVC.  The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PVC's performance.  The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PVC's compliance program and reports to the Board regarding compliance matters for PVC and its principal service providers.  In addition, as part of the Board's periodic review of PVC's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.  With respect to valuation, the Board oversees a PMC valuation committee comprised of PVC officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PVC's shares.

The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PVC faces.

Board Committees

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held six meetings during the last fiscal year.  The Audit Committee is composed of Mr. Hirsch, Mr. Gilbert and Mr. Pavelich.

A copy of the Audit Committee Charter of the Board is included as Appendix B to this Proxy Statement.

Executive Committee

The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year. The Executive Committee is composed of Mr. Grimmett, Mr. Eucher and Ms. Everett.

Nominating and Governance Committee

The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board.  The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board.  Generally, the Committee requests director nominee suggestions from the committee members and management.  In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Variable Contracts Funds, Inc. at 650 8th Street, Des Moines, Iowa 50392.  When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director.  The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board.  The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board.  The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.  The Nominating and Governance Committee held five meetings during the last fiscal year.  The Nominating and Governance Committee is composed of Ms. Ballantine, Mr. Grimmett and Mr. Kimball.

A copy of the Nominating and Governance Committee Charter of the Board is included as Appendix C to this Proxy Statement.

Operations Committee

The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations.  The Operations Committee held four meetings during the last fiscal year.  The Operations Committee is composed of Ms. Blake, Mr. Damos and Ms. Lukavsky.

Compensation

PVC does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to PVC by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the portfolios of PVC and PFI based on their relative net assets.

The following table provides information regarding the compensation received by the Independent Directors from PVC and from the Fund Complex during the fiscal year ended December 31, 2011.  On that date, there were two investment companies with an aggregate total of 97 portfolios in the Fund Complex.  The Fund does not provide retirement benefits to any of the Directors.

Director	PVC	Fund Complex
Elizabeth Ballantine	$15,955	$166,000
Kristianne Blake	$16,506	$171,750
Craig Damos	$15,894	$165,375
Richard W. Gilbert	$16,420	$170,875
Mark A. Grimmett	$17,509	$182,125
Fritz S. Hirsch	$16,651	$173,250
William C. Kimball	$15,523	$161,500
Barbara A. Lukavsky	$15,887	$165,275
Dan Pavelich	$16,123	$167,750

Share Ownership

The following tables set forth the dollar range of the equity securities of each of the Funds, and the aggregate dollar range of the equity securities of all the funds within the Fund Complex, which the current Directors beneficially owned as of October 31, 2011.  As of that date, of the three new nominees for Director, only Mr. Beer beneficially owned any such securities.  As of October 31, 2011, each of the Directors listed in the table beneficially owned no shares of Funds that do not appear in the table.

As stated above, the Fund Complex includes the Funds of PVC and the separate series or funds of PFI.  For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest.  Directors who beneficially owned shares of the Funds of PVC did so through variable life insurance and variable annuity contracts issued by Principal Life.  Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in the funds of PFI.  As stated above, please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A - $0	D - $50,001 up to and including $100,000
B - $1 up to and including $10,000	E - $100,001 or more
C - $10,001 up to and including $50,000

Independent Directors (Not Considered to Be “Interested Persons”)

PVC Funds*	Ballantine	Blake	Damos	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich
Bond & Mortgage Securities Account	A	A	A	A	A	A	C	A	A
Diversified International Account	A	A	A	A	A	A	D	A	A
Equity Income Account	A	A	A	A	A	A	D	A	A
Government & High Quality Bond Account	A	A	A	A	A	A	B	A	A

LargeCap Growth Account I	A	A	A	A	A	A	B	A	A
LargeCap S&P 500 Index Account	A	A	A	A	A	A	B	A	A
MidCap Blend Account	A	A	A	A	A	A	E	A	A
Real Estate Securities Account	A	A	A	A	A	A	D	A	A
SAM Balanced Portfolio	A	A	A	A	A	A	A	E	A
SmallCap Blend Account	A	A	A	A	A	A	B	A	A
SmallCap Growth Account II	A	A	A	A	A	A	C	A	A

TOTAL FUND COMPLEX	E	E	E	E	E	E	E	E	E

*  Directors own shares of PVC through variable annuity or life insurance contracts.

Directors Considered to Be “Interested Persons”

PVC Funds *	Beer	Eucher	Everett
SAM Strategic Growth Portfolio	D	A	A

TOTAL FUND COMPLEX	E	E	E

*  Directors own shares of PVC through variable annuity or life insurance contracts.

Required vote.  The shareholders of all the Funds will vote together on the election of Directors.  The affirmative vote of the holders of a plurality of the shares voted at the Meeting is required for the election of a Director of PVC.

The Board of Directors unanimously recommends that shareholders vote “For” all the nominees.

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

(All Shareholders)

At its December 11-12, 2011 meeting, the Board, including all the Independent Directors, unanimously approved and declared advisable, and the Board recommends that shareholders of PVC approve, proposed Amended and Restated Articles of Incorporation of PVC (the “Amended Articles”).

PVC is organized as a Maryland corporation and is subject to the Maryland General Corporation Law (“MGCL”).  Under the MGCL, PVC was formed and operates pursuant to its charter or Articles of Incorporation (the “Articles”).  The Articles set forth various provisions relating primarily to the governance of PVC and the Funds and the powers of PVC to conduct its business.  PVC was formed in 1997, and the Articles have subsequently been amended or supplemented from time to time.  Under the MGCL, an amendment to a Maryland corporation’s articles of incorporation generally requires shareholder approval, except for minor changes such as a change in the name of the corporation or, in the case of a mutual fund such as PVC, an increase or decrease in the number of shares that it is authorized to issue.  Shareholders of PVC most recently approved amendments to the Articles in 2005.  PMC has advised the Board and the Board agrees that, in view of recent regulatory and other changes, including changes to the MGCL, the Articles should be amended and updated.

The Amended Articles are intended principally to afford PVC and the Board the additional flexibility currently permitted under the MGCL, to accommodate possible future changes in the MGCL without requiring, and incurring the delay and expenses of holding, a meeting of shareholders, and to allow PVC to operate in a more efficient and economical manner.  The Amended Articles would amend and restate the Articles in a number of significant ways, for example, by: (i) providing additional protections to the Directors and officers of PVC, to the maximum extent permitted under the MGCL and the 1940 Act, with respect to limited liability, indemnification and advancement of expenses; (ii) providing PVC and the Board with additional flexibility to redeem shares and regulate small accounts through redemptions and/or small account fees; (iii) permitting shareholder action by consent (without a shareholders’ meeting), providing for alternative voting based on asset size rather than number of shares held, and eliminating certain appraisal rights; (iv) allowing the Board to convert shares of one class of shares of a Fund into shares of another class of the Fund without requiring shareholder approval; (v) confirming the authority of the Board generally to set or change sales charges and various administrative, recordkeeping, redemption and other fees; and (vi) authorizing the Board to take action to maintain for a Fund or share class a stable net asset value per share.  The Amended Articles would also make certain technical or conforming changes.

These proposed amendments are briefly described below.  The specific language of each amendment is set forth in the Form of Amended and Restated Articles of Incorporation which is included as Appendix D to this Proxy Statement.  This Form of the Amended Articles has been marked to show the proposed changes from the current Articles.

Required vote.  The shareholders of all the Funds will vote together on the Proposal.  The vote required to approve the Proposal is a majority of the outstanding shares entitled to vote on the Proposal.  If shareholders do not approve the Amended Articles, the current Articles will remain in effect.

The Board of Directors unanimously recommends that shareholders vote “For” the Proposal.

Limited Liability and Indemnification

The current Articles provide that PVC will indemnify its Directors and officers to the maximum extent permitted by the MGCL and the 1940 Act.  They do not expressly provide for the advancement of expenses to Directors and officers who are parties to proceedings that may give rise to indemnification, nor do they contain any provision limiting the liability of Directors and officers for money damages.

            Under the Amended Articles, PVC would continue to indemnify Directors and officers to the maximum extent permitted by the MGCL and the 1940 Act.  The Amended Articles would also expressly provide, consistent with MGCL Section 2-418 and to the same maximum extent, for the advance payment of expenses incurred by a Director or officer in a proceeding.  Under both the current and Amended Articles, the Board is also authorized to provide indemnification for its employees and agents.  The Amended Articles will extend this Board authority to encompass persons who served as directors, officers, employees or agents of a predecessor of PVC, for example, another mutual fund that has been acquired by or merged into PVC.

MGCL Section 2-405-2 permits a Maryland corporation, if its charter so provides, to limit the liability of its directors and officers for money damages under certain circumstances.  Specifically, under such a charter provision, a director or officer is not liable to the corporation or its shareholders for money damages unless the director or officer is: (i) determined to have actually received an improper benefit or profit in money, property or services, in which case the director or officer may be liable for the amount of such benefit or profit, or (ii) is adjudicated in a proceeding to have acted or failed to act with active and deliberate dishonesty and the act was material to the claim giving rise to the proceeding.  The Amended Charter would provide for the limitation of liability of Directors and officers to the maximum extent permitted by applicable law.  Under the MGCL, this limitation of liability would not prohibit equitable remedies, such as an injunction, against a Director or officer.

With respect to the proposed amendments relating to both indemnification and limitation of liability, the Amended Articles would provide that the Amended Articles could not be amended to limit or eliminate the protections afforded by these amendments with respect to acts or omissions that occurred prior to such amendments.

These provisions of the MGCL, and the proposed amendments described above, respond to concerns about increased litigation against corporate directors and officers, the willingness of qualified persons to serve as directors and officers and the potential adverse effects that the threat of personal liability may have on decision-making by directors and officers.  In addition, the proposed amendments, by referencing the MGCL and/or applicable law, will accommodate future changes in such laws without the need for further shareholder action.  The Board believes that these proposed amendments will enhance the ability of PVC to attract and retain qualified Directors and officers and are in the best interests of PVC and its shareholders.

Redemptions, Small Accounts and Related Fees

The current Articles permit PVC, upon notice, to redeem all remaining shares of a shareholder’s account the net asset value of which has fallen below a specified minimum amount as the result of a shareholder redemption.  The minimum amount may be determined by the Board from time to time but may not exceed $5,000.

Pursuant to MGCL Section 2-310.1(b), which applies only to mutual funds such as PVC, the Amended Articles would provide PVC with broad general authority to redeem shares of any shareholder.  This broad authority would afford PVC and the Board the maximum flexibility to, among other things, establish, and revise from time to time, procedures to regulate small accounts, without, for example, specified notice requirements or a specified maximum small account size that could only be changed with shareholder approval.  Under the Amended Articles, the Board would not only have flexibility to provide for the automatic redemption of small accounts but may also determine to provide for the continuation, rather than the redemption, of small accounts subject to an account maintenance fee.  Any such small account fee would generally be satisfied by the redemption of shares having a net asset value equal to the fee.

The Board believes that the proposed amendment, and the flexibility it will provide to regulate small accounts, are in the best interests of PVC and its shareholders.  Small accounts are costly to maintain.  Certain Fund expenses are assessed on an account by account basis, meaning that the same fee is assessed for each account, whether the account is large or small.  Because these expenses are paid in the aggregate by a Fund, or a particular share class, and indirectly by all the account holders of the Fund or share class, they may fall disproportionately on shareholders with larger accounts.  The proposed amendments would provide a means for shareholders who choose to maintain small accounts to bear a fairer proportion of the cost of such accounts.

Shareholder Voting Provisions and Appraisal Rights

The Amended Articles would effect, or potentially effect, shareholder voting provisions and appraisal rights.

Consent.  The current Articles are silent with respect to shareholder action by consent.  The MGCL, however, authorizes action by unanimous shareholder consent under certain circumstances.  It also authorizes shareholder action by means of less than unanimous consent  in certain circumstances.  Pursuant to MGCL Section 2-505(b)(2), the Amended Articles would generally permit shareholder action to be taken, without a shareholders’ meeting, by means of less than unanimous consent, that is, by the consent of not less than the minimum number of votes entitled to be cast at a meeting that would be necessary to approve the action.  This proposed amendment would afford PVC additional flexibility to obtain shareholder consent in situations in which a few shareholders have sufficient votes to approve a particular action.  This would allow PVC and the Funds to avoid the delay and expenses of holding a shareholders’ meeting under circumstances when the outcome of a vote is certain.

Voting.  The current Articles provide that shareholders are entitled to one vote for each share held and a fractional vote for fractional shares held, irrespective of the Fund or class of shares.  Under MGCL Section 2-105(b), however, if a corporation’s charter so provides, voting rights of shares of any Fund or share class may be made dependent upon “facts ascertainable outside the charter,” including a determination by the board of directors, and may vary among the holders of such shares.  The Amended Articles would permit the Board to determine, with respect to any matter submitted to shareholders, that the number of votes which shareholders are entitled to vote on such matter be calculated on the basis of the net asset value of shares rather than on the basis of one vote for each share outstanding.  This proposed amendment is intended to address circumstances in which there are large disparities in net asset value per share among the Funds resulting in inequitable voting rights among the shareholders of the various Funds in relation to the value of a shareholder’s investment.  For example, under some circumstances it may be viewed as inequitable for a holder of 100 shares of Fund A, having a net asset value per share of $2 (and an aggregate net asset value of $200) to have the same voting rights as a holder of 100 shares of Fund B, having a net asset value per share of $10 (and an aggregate net asset value of $1,000).  In order to implement such alternative voting rights, PVC would have to obtain an order from the SEC providing exemptive relief under the 1940 Act and would be subject to any conditions that might be set forth in the order.  PVC has no present plan to seek such exemptive relief.  If the proposed amendment is approved, however, PVC would be able to rely upon such relief, if sought and obtained, without the need for further shareholder approval of a charter amendment.

Appraisal rights.  Under MGCL Section 3-202, shareholders of a mutual fund such as PVC are not entitled to exercise appraisal rights provided that shares of the fund are valued at their net asset value in a transaction.  The same section of the MGCL was recently amended to provide that shareholders of a Maryland corporation will not have appraisal rights if a provision to such effect is included in its charter.  The Amended Articles would include such a charter provision to provide additional flexibility to PVC in the unlikely event of a transaction in which shares cannot be valued at their net asset value.  No such transaction is presently anticipated.

Automatic Conversion

The current Articles provide that the shares of a class of shares may be converted into shares of another class upon such terms and conditions as may be determined by the Board.  The Amended Articles would strengthen this provision by providing that, subject to the 1940 Act and applicable laws and regulations and to terms and conditions determined by the Board, shares of any Fund or any class of shares may be automatically converted into shares of any other Fund or class of shares based on the relative net asset values of such Funds or share classes at the time of conversion.  The terms and conditions of such conversion may vary within and among the Funds and share classes to the extent determined by the Board.  Exercise of the authority granted to the Board under this provision would not require shareholder approval.  This authority would permit the Board promptly to respond to developments and take actions regarding conversions that it believes to be in the best interests of particular share classes without incurring the delay and expenses of seeking shareholder approval.

Fees and Expenses

The Amended Articles would state expressly that the Board has broad general authority to establish or change with respect to shares of PVC any type of sales charge or load, administrative, recordkeeping, service or redemption fee or other fee or expense, which may be the same or different for any Funds or classes of shares of the Funds, in accordance with the 1940 Act and as set forth from time to time in PVC’s registration statement under the 1940 Act.  This provision is intended to acknowledge and make explicit  the authority and maximum flexibility of the Board to determine appropriate fees and expenses for the Funds and share classes consistent with 1940 Act.  The current Articles do not expressly state this authority.

Stable Net Asset Value

The current Articles contain no provision authorizing the Board to take action to maintain a stable net asset value per share for a Fund or class of shares.  The Amended Articles would authorize the Board, with respect to any money market or stable value fund or any other fund that seeks to maintain a stable net asset value per share, to redeem pro rata from the shareholders of the fund or a share class of the fund sufficient outstanding shares (or fractional shares) of the fund or share class, or to take such other actions as may be permitted by the 1940 Act, to maintain for such fund or class a stable net asset value per share.  This authority will give the Board the flexibility to respond quickly to changing market or other conditions affecting stable value funds.

Technical and Conforming Changes

The Amended Articles would include conforming changes or revisions to the extent necessary to reflect and accommodate the proposed amendments described above and to make various provisions consistent and consonant with applicable law.  For example, the current Articles require that payment for shares surrendered for redemption be made within three business days.  This requirement varies from, and will be revised to conform to, Section 22(e) of the 1940 Act which provides that payment upon the redemption of shares may not be postponed for more than seven days (subject to certain exceptions). In addition, the Amended Articles would provide that actions that the Board may take under the Amended Articles may be taken by the officers of PFI, subject to the Board’s authorization.

PROPOSAL 3

APPROVAL OF AMENDMENT OR ELIMINATION OF
CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction

PVC has adopted investment policies for each of the Funds.  Investment policies that can only be changed by a vote of shareholders are considered “fundamental.”  The 1940 Act requires that certain policies, including those dealing with the issuance of senior securities, purchasing or selling commodities or real estate, borrowing money and making loans, diversification, industry concentration, and underwriting securities of other issuers be fundamental.  The Board may elect to designate other policies as fundamental.  All of PVC’s fundamental policies are generally referred to as investment restrictions.

Shareholders of each Fund are being asked to approve amendments to certain fundamental investment restrictions, and the elimination of one fundamental investment restriction, to the extent applicable to the Fund.  The amendment to or elimination of each investment restriction is set forth in a separate proposal below (Proposals 3(a) through 3(g)).

PMC has reviewed each of the current investment restrictions and has recommended to the Board that certain restrictions be amended or, in one case, eliminated.  PVC (including its predecessor funds) has adopted fundamental investment restrictions for the respective Funds at various times over a period of many years to reflect legal and regulatory requirements that applied, and business and industry conditions that prevailed, at the time of their adoption.  The primary purpose of the proposed amendments is to conform and standardize the investment restrictions that apply and are expected to apply to the Funds of PVC as well other mutual funds in the Principal Fund Complex.  Standardizing the investment restrictions among the funds of the Fund Complex is expected to facilitate more effective management of the Funds by PMC and the Funds’ sub-advisors, enhance monitoring compliance with applicable restrictions and eliminate conflicts among comparable restrictions resulting from minor variations in their terms.  In addition, to reflect changes over time in industry practices and regulatory requirements, the proposed amendments are intended to update those fundamental restrictions that are more restrictive than are required under the federal securities laws or eliminate a fundamental restriction that is not required.  The proposed amendments are also intended to simplify PVC’s fundamental restrictions and to incorporate maximum flexibility that will permit the investment restrictions to accommodate future regulatory changes without the need for further shareholder action.

The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on its current principal investment objective.  Certain of the proposed changes could give rise to an increase in the level of investment risk associated with an investment in the Funds.  Such increased investment risk, if any, is discussed below under the relevant proposal.

The Board has concluded that the proposed amendments to the investment restrictions and elimination of one investment restriction are appropriate and will benefit the Funds and their shareholders.  If approved by shareholders of a Fund, each amended investment restriction will become effective as to that Fund when PVC’s prospectus and/or statement of additional information are revised or supplemented to reflect the amendment.

Required vote.  Shareholders of each Fund will vote separately on each proposed amendment that applies to that Fund.  As to any Fund, approval of each of Proposals 3(a) – 3(g) will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Fund.  If a proposed amendment is not approved by shareholders of a Fund, the current investment restriction will remain in effect as to that Fund.

The Board unanimously recommends that the shareholders of each Fund vote “For” each Proposal applicable to the Fund.

PROPOSAL 3(a)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO SENIOR SECURITIES

(All Funds)

Under Section 18(f)(1) of the 1940 Act, a fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over shares of the fund with respect to the distribution of its assets or the payment of dividends.  Senior securities include bonds, notes or other debt securities, or similar obligations or instruments that are securities and evidence indebtedness on the part of a fund.  Sections 8(b)(1)(C) and 13(a)(2) of the 1940 Act together require that PVC have a fundamental restriction addressing senior securities for each of the Funds.  SEC staff interpretations permit a fund, under certain conditions designed to limit a fund’s overall indebtedness, to engage in a number of types of transactions that might otherwise be considered to create senior securities.  For example, a fund may be required to segregate liquid assets equal in value to its potential exposure from a leveraged transaction.  Transactions that might be viewed as creating senior securities include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to senior securities:

Each Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restriction:  Currently, PVC has the following fundamental restriction relating to senior securities:

“Each Fund may not issue senior securities as defined in the 1940 Act.  Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with [PVC’s fundamental restriction on borrowing] do not involve the issuance of a senior security.”

Discussion of proposed amendment.  The proposed amendment would conform each Fund’s restriction to a format that is expected to become standard for the funds in the Principal Fund Complex.  The proposed amendment would permit the Funds to issue senior securities in accordance with the most recent regulatory requirements, or, provided certain conditions are met, to engage in the types of transactions that have been interpreted by the SEC staff as not constituting the issuance of senior securities.  As stated above, these transactions include covered reverse repurchase transactions, short sales, certain options and futures transactions and other strategies.  By simplifying the restriction relating to senior securities and referring to the limits under applicable law, the proposed amendment would give the Funds the maximum amount of flexibility to make permitted leveraged investments and engage in certain borrowings in a manner that is consistent with the 1940 Act.  The proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds.

PROPOSAL 3(b)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO COMMODITIES

(All Funds)

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that PVC have a fundamental restriction dealing with the purchase or sale of commodities for each of the Funds.  The most common types of commodities are physical commodities.  These include currencies and bulk goods such as oil, cotton, wheat and metals.  Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under certain circumstances, also be considered to be commodities.  Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to commodities:

Each Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restriction:  Currently, PVC has the following fundamental restriction relating to commodities:

“Each Fund may not invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps, and securities backed by physical commodities.”

Discussion of proposed amendment.  The current restriction does not permit the Funds to purchase physical commodities.  Under the proposed amendment, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.  Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.  As a result, if this Proposal is approved by shareholders of a Fund, the Fund would have the flexibility to invest in physical commodities and contracts related to physical commodities to the extent PMC and/or the Board determine, as circumstances warrant, that such investments could assist the Fund in achieving its investment objective and are consistent with the best interests of the Fund’s shareholders.  If a Fund were to invest in a physical commodity or a contract related to a physical commodity, it would be subject to the additional risks of such an investment.  These may include price volatility, relative illiquidity and market speculation by other investors in such commodity or related contracts.

The proposed amendment also would permit the Funds to invest in securities, derivatives and other instruments backed by or linked to commodities of all types including physical commodities, other investment companies and other investment vehicles that invest in commodities or commodity linked investments.  Thus, the Funds will have additional flexibility to invest in all types of financial instruments that are considered to be commodities.  In addition, the proposed amendment is intended to reduce administrative burdens by simplifying and making uniform the investment restriction with respect to commodities that applies to all the funds of the Principal Fund Complex.

The proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds.

PROPOSAL 3(c)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO REAL ESTATE

(All Funds)

Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require PVC to have a fundamental restriction governing the purchase or sale of real estate for each of the Funds.  The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to real estate:

Each Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

Current restriction:  Currently, PVC has the following fundamental restriction relating to real estate:

“Each Fund may not invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.”

Discussion of proposed amendment.  The current restriction permits the Funds to invest directly in securities issued by companies investing in real estate and interests in real estate as well as in mortgages and mortgage-backed securities.  The proposed amendment would permit the Funds to continue to invest in such securities and would, in addition, permit each Fund to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.  The proposed amendment is intended to reduce administrative burdens by simplifying and making uniform the investment restriction with respect to real estate that applies to all the funds of the Principal Fund Complex.

To the extent that a Fund acquires real estate or direct interests in real estate, such investments may be illiquid and subject to the risks associated with illiquid investments.  Furthermore, direct investments in real estate are subject to the general risks associated with real estate investments, including rapid or dramatic changes in real estate values, changes in property taxes, overbuilding, variations in rental income, changes in interest rates, changes in tax treatment of such investments, and changes in regulatory requirements (e.g., environmental regulations).

The proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds.

PROPOSAL 3(d)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO MAKING LOANS

(All Funds)

Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that PVC have a fundamental restriction relating to the making of loans to other persons for each of the Funds.  In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to making loans:

Each Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restrictions:  Currently, PVC has two forms of fundamental restriction relating to making loans that differ from the proposed restriction.  Each of these forms of restriction is set forth below and is followed by the names of the Funds to which it applies.

(1)  “Each Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities lent. This limit does not apply to purchases of debt securities or commercial paper.”
—All Funds except the Diversified Balanced and Diversified Growth Accounts

(2)  “Each Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, c) participate in an interfund lending program with affiliated investment companies to the extent permitted by the 1940 Act or by any exemptions that may be granted by the Securities and Exchange Commission, and d) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities lent. This limit does not apply to purchases of debt securities or commercial paper.”
—Diversified Balanced and Diversified Growth Accounts only

Discussion of proposed amendment.  The proposed amendment would permit each Fund to lend money and other assets to the full extent permitted under the 1940 Act.  Thus, the Funds could continue to engage in the types of transactions presently permitted by the current restrictions such as securities loans and repurchase agreements.  The proposed amendment is intended to provide the Funds with more flexibility in managing liquidity needs, conform the various current restrictions set forth above to a form that is expected to be standard for the funds of the Principal Fund Complex, and permit the investment restriction to accommodate future regulatory changes without the need for further shareholder action.  The proposed amendment is also intended to permit each Fund to participate as a lender in a proposed interfund lending program with affiliated investment companies.  Currently, pursuant to subsection (c) of current restriction (2) above, only the Diversified Balanced and Diversified Growth Accounts may participate in such a program.

PVC has received an Order from the SEC providing exemptions from certain provisions of the 1940 Act to permit the implementation of the proposed interfund lending program.  Pursuant to the SEC Order, the PVC Funds as well as other funds of the Principal Fund Complex (excluding money market funds) are permitted, subject to their investment restrictions and to compliance with the conditions of the Order, to lend and borrow money for temporary purposes directly to and from each other.  No Fund may participate in interfund lending unless it has fully disclosed in its prospectus and/or statement of additional information all material facts about its intended participation.

At any particular time, some Funds will have excess cash which they may lend to banks or other entities by entering into repurchase agreements or use to purchase other short-term instruments.  At the same time, other Funds may need to borrow money from banks for temporary purposes to satisfy redemption requests, to cover unanticipated cash shortfalls such as a trade "fail" in which cash payment for a security sold by a Fund has been delayed, or for other temporary purposes.  When the Funds borrow from banks, or pursuant to a joint line of credit which they maintain with their custodian bank, they incur charges and/or commitment fees.  Under the proposed interfund lending program, a borrowing Fund will pay lower interest rates than those that would be payable under short-term loans offered by banks, and a Fund making a short-term cash loan directly to another Fund will earn interest at a rate higher than it otherwise could obtain from investing its cash in repurchase agreements or purchasing shares of a money market fund.  Thus, the proposed interfund credit facility is intended to benefit both borrowing and lending Funds.  The Funds’ current fundamental investment restriction relating to borrowing, which is not proposed to be amended, permits Funds to participate in the interfund lending program as borrowers.  Approval of the proposed amendment under this Proposal is necessary to permit the Funds (other than the Diversified Balanced and Diversified Growth Accounts as described above) to participate as lenders.

The proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds.

PROPOSAL 3(e)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO DIVERSIFICATION

(All Funds Except Real Estate Securities Account)

Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an open-end investment company to be diversified. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of its outstanding voting securities.

A diversified fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, a diversified fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer.  Under the 1940 Act, these restrictions do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to diversification:

Each Fund has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restriction:  Currently, PVC has the following fundamental restriction relating to diversification:

“Each Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.”
—All Funds except Diversified Balanced, Diversified Growth, Principal Lifetime and Real Estate Securities Accounts and SAM Portfolios

Discussion of proposed amendment.  The proposed amendment would modify a Fund’s fundamental restriction regarding its classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the 1940 Act rather than stating specific limitations.  By relying on the definition of the term “diversified,” the proposed amendment will clarify that securities issued by other investment companies are not subject to the fundamental restriction regarding portfolio diversification.   This clarification will permit the Diversified Balanced, Diversified Growth and Principal LifeTime Accounts and the SAM Portfolios, which invest principally in securities of other investment companies and are excepted from the current diversification restriction, to be classified as diversified.

In addition, the proposed amendment is expected to reduce administrative burdens by simplifying and making uniform the fundamental restriction with respect to diversification that applies to all the Funds.

Approval by a Fund of the proposed amended restriction relating to diversification is not expected to increase the risk of an investment in the Fund.

PROPOSAL 3(f)

APPROVAL OF AMENDED FUNDAMENTAL RESTRICTION
RELATING TO CONCENTRATION

(All Funds Except Real Estate Securities Account)

Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental.  The staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.

Proposed restriction:  The Board is proposing that the Funds indicated above adopt the following fundamental investment restriction relating to concentration:

Each Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Current restriction:  Currently, PVC has the following fundamental restriction relating to concentration:

“Each Fund may not concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.
This restriction applies to the LargeCap S&P 500 Index Account except to the extent that the related Index also is so concentrated.”
—All Funds except Real Estate Securities Account.

Discussion of proposed amendment.  The proposed amendment would permit investment in an industry up to the limits permitted under the 1940 Act and related regulatory interpretations.  In addition, the proposed amendment is expected to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restriction with respect to concentration.  Each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry.  As noted, the SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.  The Funds’ proposed fundamental restriction is consistent with this interpretation and will accommodate future regulatory changes without the need for further shareholder action.

Approval by a Fund of the proposed amended restriction relating to concentration is not expected to increase the risk of an investment in the Fund, except to the extent that future interpretations of the term “concentration” could permit the Fund to invest a greater percentage of its assets in issuers in a particular industry.  To the extent that a Fund takes a larger position in a particular industry, the Fund will be subject to greater industry and sector risks associated with that industry.

PROPOSAL 3(g)

ELIMINATION OF FUNDAMENTAL RESTRICTION
RELATING TO SHORT SALES

(All Funds)

A short sale involves the sale by a fund of a security that it does not own and that it borrows from a broker or other institution to complete the sale.   The 1940 Act does not require that funds state a fundamental investment restriction regarding short sales and, under current interpretations of the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold short are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short.  A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price.  Selling securities short may be viewed in some cases as the issuance of a senior security under circumstances not permitted by Section 18 of the 1940 Act.  Each of the Funds indicated above is currently subject to a fundamental investment restriction that prohibits it from selling securities short except, with respect to certain Funds, under specified, limited circumstances.

Proposal:  The Board is proposing that the Funds indicated above eliminate their respective fundamental investment restrictions relating to making short sales of securities.

Current restriction:  Currently, PVC has the following fundamental restriction relating to short sales.

“Each Fund may not sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).”

Discussion of proposal.  As stated above, a fund is not required to state a fundamental investment restriction relating to short sales of securities.  PMC believes that the current fundamental restrictions of the Funds are unduly restrictive in that there may be circumstances in which PMC or a Fund sub-advisor believes that a short sale is in the best interests of the Fund.  If the fundamental restrictions relating to short sales are eliminated, each Fund will have the maximum flexibility to be able to engage in short sales subject to its other investment restrictions and applicable law.  As stated above, permitted short sales must be covered or  fully collateralized.

The elimination of the current fundamental restrictions relating to short sales by a Fund is not expected to increase materially the risk of an investment in the Fund or to affect its management at this time.  However, to the extent a Fund makes short sales of securities, the Fund is subject to certain risks.  Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund.  Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP ("Ernst & Young") has been selected as the independent registered public accounting firm for PVC for the fiscal year ending December 31, 2012 and served as such for the last two fiscal years. The independent registered public accounting firm examines annual financial statements for PVC and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Audit Committee of the Board (the "Audit Committee") has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the "independent auditor").

* * *

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor.  This policy is established by the Audit Committee (the "Committee") of the Board of Directors of Principal Variable Funds, Inc. and Principal Variable Contracts Funds, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1.             The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds.  For the purposes of this policy, Prohibited Services are:

•	Services that are subject to audit procedure during a financial statement audit;
•	Services where the auditor would act on behalf of management;
•	Services where the auditor is an advocate to the client's position in an adversarial proceeding;
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services;
•	Internal audit functions or human resources;
•	Broker or dealer, investment advisor, or investment banking services;
•	Legal services and expert services unrelated to the audit;
•	Tax planning services related to listed, confidential and aggressive transactions;
•	Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds including the immediate family members of such individuals;
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2.             (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service.  The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting.  The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence.  The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.             The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to PMC or an affiliate of PMC that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.             Not less than annually, the primary independent auditor shall report to the Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5.             The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period.  All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6.             Neither the Funds or PMC may hire or promote any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PMC proposes to hire or promote the Former Employee.  Neither the Funds nor PMC shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PMC during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC.  Upon termination of the primary independent auditor, the Funds or PMC shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7.             For persons recently promoted or hired into a financial reporting oversight role, any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.             The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

* * *

The Audit Committee has considered whether the provision of non-audit services that were rendered to PVC’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to PVC that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Audit Fees.  During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

December 31, 2010 — $205,569
December 31, 2011 — $335,700

Audit—Related Fees.  Ernst & Young provided audit-related services to PVC that are not included under "Audit Fees" above.   These services related to the review of filings on Forms N-1A and N-14.

During the last two fiscal years of the Funds, Ernst & Young has billed the following amounts for their professional services.

December 31, 2010 — $20,000
December 31, 2011 — $0

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Tax Fees.  Ernst & Young reviews the federal income tax returns and federal excise tax returns of PVC. In connection with this review, Ernst & Young reviews the calculation of PVC's dividend distributions that are included as deductions on the tax returns.

During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

December 31, 2010 — $129,600
December 31, 2011 — $115,134

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees.  Ernst & Young has not billed PVC for other products or services during the last two fiscal years.

Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees Ernst & Young billed to PVC, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to PVC for each of its last two fiscal years were as follows.

December 31, 2010 — $223,934
December 31, 2011 — $193,107

Ernst & Young provided no services during PVC’s last two fiscal years that the Audit Committee was required to approve pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation  S-X.

OTHER MATTERS

We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

PVC is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of PVC or any Fund must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be included in the proxy materials relating to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

January 25, 2012
Des Moines, Iowa

It is important that proxies be returned promptly.  Therefore, shareholders who do not expect to attend the meeting in person are urged to complete, sign, and date and return the voting instruction card in the enclosed envelope.

APPENDIX A

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote of each class of shares of each Fund.  As indicated, not all Funds have all classes of shares outstanding.  All the shares of the Funds are owned of record by Principal Life and other insurance companies.  The ultimate parent entity of Principal Life is PFG.

Fund	Share Class	Shares Outstanding	Fund	Share Class	Shares Outstanding
Asset Allocation Account			Principal Capital Appreciation Account
	1			1
	2	N/A		2
Balanced Account			Principal LifeTime 2010 Account
	1			1
	2	N/A		2	N/A
Bond & Mortgage Securities Account			Principal LifeTime 2020 Account
	1			1
	2	N/A		2	N/A
Diversified Balanced Account			Principal LifeTime 2030 Account
	1			1
	2			2	N/A
Diversified Growth Account			Principal LifeTime 2040 Account
	1			1
	2			2	N/A
Diversified International Account			Principal LifeTime 2050 Account
	1			1
	2			2	N/A
Equity Income Account			Principal LifeTime Strategic Income Account
	1			1
	2			2	N/A
Government & High Quality Bond Account			Real Estate Securities Account
	1			1
	2			2
Income Account			SAM Balanced Portfolio
	1			1
	2			2
International Emerging Markets Account			SAM Conservative Balanced Portfolio
	1			1
	2	N/A		2
LargeCap Blend Account II			SAM Conservative Growth Portfolio
	1			1
	2			2
LargeCap Growth Account			SAM Flexible Income Portfolio
	1			1
	2			2

Fund	Share Class	Shares Outstanding	Fund	Share Class	Shares Outstanding
LargeCap Growth Account I			SAM Strategic Growth Portfolio
	1			1
	2	N/A		2
LargeCap S&P 500 Index Account			Short-Term Income Account
	1			1
	2	N/A		2
LargeCap Value Account			SmallCap Blend Account
	1			1
	2	N/A		2	N/A
MidCap Blend Account			SmallCap Growth Account II
	1			1
	2			2
Money Market Account			SmallCap Value Account I
	1			1
	2			2

As of the Record date, the Directors and officers of PVC together owned beneficially less than 1% of the outstanding shares of any share class of any of the Funds.

As of the Record date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of any class of shares of any of the Funds.

Fund/Share Class	Percentage of Ownership	Name of Owner	Address of Owner

APPENDIX B

AUDIT COMMITTEE CHARTER
(As Amended March 8, 2011)

This charter sets forth the purpose, operating guidelines and responsibilities of the Audit Committee (the “Committee”) of the Boards of Directors of the Principal Funds (the “Funds”).  The Committee reviews the charter at least annually.

Purpose

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants.  The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with certain legal and regulatory requirements;1 (3) the independent registered public accountants’ qualifications and independence; and (4) the performance of the Funds’ independent registered public accountants.  The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund management, and the Board.

The Committee’s role is limited to oversight.  Fund management is responsible for preparing the Funds’ financial statements in accordance with generally accepted accounting principles and for establishing and maintaining appropriate systems for accounting, reporting and internal control over financial reporting.  The independent registered public accountants are responsible for conducting an audit of the Funds’ financial statements in accordance with applicable legal and professional standards, including the standards set by the Public Company Accounting Oversight Board.

Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.  Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accountants.  The independent registered public accountants are ultimately accountable to the Funds’ Board and the Committee.

Operating Guidelines

The Board shall appoint the members of the Committee and the Committee’s Chair. Members of the Committee may not be interested persons of the Funds, as defined in the Investment Company Act of 1940, as amended.  In addition, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any affiliate of the Funds.

Each member of the Committee shall be financially literate, as such qualification is interpreted by the Funds’ Board in its business judgment.  At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.  The Board will determine whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

1 The Board has delegated to other committees oversight of various legal and regulatory requirements.  The Audit Committee’s function is limited to the activities set forth in this charter.

There shall be four regular meetings of the Committee each year. The Committee or its Chair may call additional meetings as each deems appropriate.  The Committee shall meet regularly, in separate executive sessions, with representatives of the Manager’s internal auditors and the Funds’ independent registered public accountants.  The Committee may request to meet in separate executive session with representatives of Fund management. The Committee may also request to meet with internal legal counsel and compliance personnel of the Manager and with personnel of entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

•	Notice. Notice shall be given as provided for meetings of the Board of Directors of the Principal Funds.

•
Quorum.  At any Committee meeting a majority of the Committee members then in office shall constitute a quorum.  Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

•	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

•
Action by Writing.  Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee.  Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

•
Presence Through Communications Equipment.  The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation by such means shall constitute presence in person at a meeting.

•	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities

The Responsibilities of the Committee include, but are not limited to, the following:

Overseeing Financial Reporting Process:

•
Review with Fund management and the independent registered public accountants,  the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting.

•	Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.

•	Oversee the operations of the Funds’ Code of Ethics for Principal Executive and Senior Financial Officers and consider changes prior to presentation for Board approval.

•	Review annually with management and the independent registered public accountants, policies for valuation of Fund portfolio securities and pricing errors.

•	Review within 90 days prior to the filing of the Funds’ annual financial statements a report from the independent registered public accountants on:

•	All critical accounting policies and practices to be used;

•
All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accountants;

•
Other material written communications between the independent registered public accountants and Fund management including, the management representation letter or schedule of unadjusted differences, if any; and

•	All non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

Monitoring System of Internal Controls:

•
Review with Fund management and the independent registered public accountants their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.

•	Review with the Manager’s internal auditors any findings or recommendations related to the Funds’ systems for accounting, reporting and internal controls and Fund management’s response.

•	Receive and review a report from the Manager’s internal auditors regarding any complaints on accounting, auditing and internal control matters.

•
Review with the Funds’ principal executive officer and/or principal financial officer, in connection with the required certifications on Form N-CSR and Form N-Q, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting.

•	Review the Manager’s internal audit function, including its audit plans, staffing and explanations for any deviations from plans.

Overseeing the Engagement and Performance of the Funds’ Independent Registered Public Accountants:

•
Approve and recommend to the Board the appointment, retention or termination of any independent registered public accounting firm employed by the Funds and approve the fees and other compensation to be paid to such independent registered public accounting firm.

•
Meet with the Funds’ independent registered public accountants, including private meetings, as necessary, to: (i) review the arrangements for the annual audit and any other audits or non-audit services; (ii) discuss any matters of concern brought to its attention relating to the Funds’ financial statements, including any proposed adjustments to such statements recommended by the independent registered public accountants, or other results of said audit(s); (iii) consider the independent registered public accountants’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review with management and the independent registered public accountants the annual financial statements, including a discussion with the independent registered public accountants of matters required by Statement of Accounting

Standards (“SAS”) No. 114;2 and (v) review the form of opinion the independent registered public accountants propose to render to the Board.

•
Receive and evaluate on a periodic basis the formal written disclosures and letters from the independent registered public accountants as required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526.3

•	Set policies relating to the hiring by entities within the Fund complex of employees or former employees of the independent registered public accountants.

•
Obtain and review a report by the independent registered public accountants, at least annually, describing any material issues raised by the most recent peer review of the independent registered public accountants or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm.

•	Review and pre-approve all services, including all audit and non-audit services, performed by the Funds’ independent registered public accountants for the Funds.

•
Review and pre-approve all non-audit services performed by the Funds’ independent registered public accountants for the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ independent registered public accountants to provide any of these non-audit services.

•
Consider the controls applied by the independent registered public accountants in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

•	Review annual audit plans of independent registered public accountants for the Funds.

Other Responsibilities

•	Report activities to the Boards of Directors on a regular basis.

•	Maintain communication with counsel for independent directors.

2 SAS No. 114 (“Communication with Audit Committees”) requires independent auditors to inform the audit committee of certain matters, including among others: (i) methods used to account for significant unusual transactions; (ii) the process used by management in formulating sensitive accounting estimates and the basis of the auditors’ conclusion as to the reasonableness of those estimates; and (iii) disagreements with management over the application of accounting principles.

3 PCAOB Rule 3526 generally requires, among other things, that an auditor: (i) describe to the Committee, in writing, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence; (ii) discuss with the Committee the potential effects of the relationships described in (i) on the independence of the registered public accounting firm; (iii) affirm to the Committee, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with PCAOB Rule 3520; and (iv) document the substance of its discussion with the Committee.

•
Investigate any other matter bought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

•	Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER
(Dated March 8, 2011)

This charter sets forth the purpose, operating guidelines and responsibilities of the Nominating and Governance Committee (the “Committee”) of the Boards of Directors of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.

Purpose

The Committee’s primary purpose is to oversee the structure and efficiency of the Boards of Directors and the committees the Boards establish

Operating Guidelines

The Board shall appoint the members of the Committee and the Committee Chair.

There shall be four regular meetings of the Committee each year. The Committee or its Chair may call additional meetings as each deems appropriate.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

•	Notice. Notice shall be given as provided for meetings of the Board of Directors of the Principal Funds.

•
Quorum.  At any Committee meeting a majority of the Committee members then in office shall constitute a quorum.  Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

•	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

•
Action by Writing.  Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee.  Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

•
Presence Through Communications Equipment.  The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation by such means shall constitute presence in person at a meeting.

•	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities

The responsibilities of the Committee include, but are not limited to, the following:

Board Membership and Functions

•	Periodically review the composition of the Board and consider whether additional members are needed

•	Identify and evaluate director candidates and recommend individuals for membership on the Board

•	Nominate the Lead Independent Director of the Board

•	Periodically review Independent Director compensation

•	Review internal auditor triennial reports of Directors’ expense records

•	Formulate a Director retirement policy

•	Oversee the Boards’ annual evaluation of its performance and the performance of its committees

•	Oversee the development and implementation of orientation for new Directors

•	Periodically review the Board’s governance policies and procedures

Committee Membership and Functions

•	Periodically review the board’s committee structure and assignment of functions to each committee

•	Identify and recommend individuals for membership and chair positions on all committees

Insurance Coverage

•	At least annually, review the Funds’ fidelity bond for appropriateness of type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

•
At least annually, review the Funds’ directors and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium.  Review the terms of any joint allocation agreement.

Legal and Compliance Matters

•	Oversee the legal counsel for the independent directors and such counsel’s independence

•	Oversee the operations of the Funds’ Code of Ethics and consider changes to other Codes of Ethics prior to presentation for Board approval

•	As needed, review Fund litigation matters

Other Responsibilities

•	Report activities to the Boards of Directors on a regular basis.

•	Maintain communication with counsel for independent directors.

•
Investigate any other matter bought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.

•	Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX D

FORM OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Form of the Amended Articles set forth below has been marked to show changes from the current Articles.  The provisions of Article V that list the Funds and the authorized shares for each share class of each Fund have been omitted.

AMENDMENT  AND RESTATEMENT OF ARTICLES OF INCORPORATION

OF

PRINCIPAL VARIABLE CONTRACTS ~~FUND~~FUNDS, INC.

ARTICLE I
Incorporator

The undersigned Arthur S. Filean and Ernest H. Gillum, whose post office address is The Principal Financial Group, Des Moines, Iowa 50392, being at least 18 years of age, incorporators, hereby form a corporation under and by virtue of the laws of Maryland.

ARTICLE II
Name

The name of the corporation is Principal Variable Contracts ~~Fund~~Funds, Inc. hereinafter called the "Corporation."

ARTICLE III
Corporate Purposes and Powers

The Corporation is formed for the following purposes:

(1)      To conduct and carry on the business of an investment company.

(2)      To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

(3)      To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

(4)      To redeem, purchase or acquire in any other manner, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by law and by these Articles of Incorporation.

(5)      To do any and all additional acts and to exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

To carry out all or any part of the foregoing objects as principal, factor, agent, contractor, or otherwise, either alone or through or in conjunction with any person, firm, association or corporation, and, in carrying on its business and for the purpose of attaining or furnishing any of its objects and purposes, to make and perform any contracts and to do any acts and things, and to exercise any powers suitable, convenient or proper for the accomplishment of any of the objects and purposes herein enumerated or incidental to the powers herein specified, or which at any time may appear conducive to or expedient for the accomplishment of any such objects and purposes.

To carry out all or any part of the aforesaid objects and purposes, and to conduct its business in all or any of its branches, in any or all states, territories, districts and possessions of the United States of America and in foreign countries; and to maintain offices and agencies in any or all states, territories, districts and possessions of the United States of America and in foreign countries.

The foregoing objects and purposes shall, except when otherwise expressed, be in no way limited or restricted by reference to or inference from the terms of any other clause of this or any other article of these Articles of Incorporation or of any amendment thereto, and shall each be regarded as independent, and construed as powers as well as objects and purposes.

The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations of a similar character by the Maryland General Corporation Law now or hereafter in force, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

ARTICLE IV
Principal Office and Resident Agent

The post office address of the principal office of the Corporation in this State is c/o ~~The Corporation Trust Incorporated, 32 South~~CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202.  The name of the resident agent of the Corporation in this State is ~~The Corporation Trust Incorporated~~ CSC-Lawyers Incorporating Service Company, a corporation of this State, and the post office address of the resident agent is ~~32 South~~ 7 St. Paul Street, Suite 1660, Baltimore, Maryland  21202.
.
ARTICLE V
Capital Stock

Section 1.  Authorized Shares:  The total number of shares of stock which the Corporation shall have authority to issue is eight billion two hundred fifty-five million (8,255,000,000) shares, of the par value of one cent ($.01) each and of the aggregate par value of eighty two million five hundred fifty thousand dollars ($82,550,000) and shall be allocated among the share classes as provided herein. The shares may be issued by the Board of Directors in such separate and distinct series and classes of series as the Board of Directors shall from time to time create and establish.  The Board of Directors shall have full power and authority, in its sole discretion, to establish and designate series and classes of series, and to classify or reclassify any unissued shares in separate series or classes having such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. ~~In the event of establishment of classes~~ Unless otherwise provided in these Articles of Incorporation or by the Board of Directors when establishing a class, each class of a series shall represent interests in the assets belonging to that series and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other class of the series, except that expenses allocated to the class of a series may be borne solely by such class as shall be determined by the Board of Directors ~~and may cause differences in rights as described in the following sentence.  The shares of a class may be converted into shares of another class upon such terms and conditions as shall be determined by the Board of Directors, and a class of a series may have exclusive voting rights with respect to matters affecting only that class.~~ . Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular series or class may be charged to and borne solely by such series or class, and the bearing of expenses solely by a series or class may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each series or class. Subject to the authority of the Board of Directors to increase and decrease the number of, and to reclassify the shares of any series or class, there are hereby established forty two series of common stock, each comprising the number of shares and having the share class ~~designation~~ designations indicated:

[Omitted: List of Series, Share Classes and Authorized Shares For Each Class]

In addition, the Board of Directors is hereby expressly granted authority to change the designation of any series or class, to increase or decrease the number of authorized shares of any series or class, provided that the number of shares of any series or class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding, and to reclassify any unissued shares into one or more series or classes that may be established and designated from time to time.  ~~Notwithstanding the designations herein of series and classes, the Corporation may refer, in prospectuses and other documents furnished to shareholders, filed with the Securities and Exchange Commission or used for other purposes, to a series of shares as a "class" and to a class of shares of a particular series as a “series”.~~

(a)             The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately, to the respective fractions represented thereby, all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

(b)             The holder of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share, of stock, irrespective of the series or class, then standing in the holder's name on the books of the Corporation.  On any matter submitted to a vote of stockholders, all shares of the Corporation then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class except that (1) when otherwise expressly required by the Maryland General Corporation Law or the Investment Company Act of 1940, ~~as amended,~~ shares shall be voted by individual series or class, and (2) if the Board of Directors, in its sole discretion, determines that a matter (including an amendment to these Articles of Incorporation) affects the interests of only one or more particular series or class or classes then only the holders of shares of such affected series or class or classes shall be entitled to vote thereon.

(c)             Unless otherwise provided in the resolution of the Board of Directors providing for the establishment and designation of any new series or class or classes, each series and class of stock of the Corporation shall have the following powers, preferences and rights, and qualifications, restrictions, and limitations thereof:

(1)   Assets Belonging to a ~~Class~~ Series.  All consideration received by the Corporation for the issue or sale of shares of a particular ~~class~~ series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that ~~class~~ series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books and accounts of the Corporation.  Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that ~~class~~ series as provided in the following sentence, are herein referred to as "assets belonging to" that ~~class~~ series.  In the event that there are any assets, income, earnings, profits, proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular ~~class~~ series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the ~~classes~~ series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Items so allocated to a particular ~~class~~ series shall belong to that ~~class~~ series.  Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.  The foregoing provisions of this Section 5.1(c)(1) shall apply to each class to the extent provided by the Board of Directors and consistent with applicable laws and regulations.

(2)   Liabilities Belonging to a ~~Class~~ Series.  The assets belonging to each particular ~~class~~ series shall be charged with the liabilities of the Corporation in respect of that ~~class~~ series and all expenses, costs, charges and reserves attributable to that ~~class~~ series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular ~~class~~ series shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the ~~classes~~ series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable.  The liabilities, expenses, costs, charges and reserves allocated and so charged to a ~~class~~ series are herein referred to as "liabilities belonging to" that ~~class~~ series. Expenses related to the shares of a series may be borne solely by that series (as determined by the Board of Directors).  Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes. The foregoing provisions of this Section 5.1(c)(2) shall apply to each class to the extent provided by the Board of Directors and consistent with applicable laws and regulations.

(3)   Dividends and Distributions.  The Board of Directors may from time to time declare and pay dividends or distributions, in stock, property or cash, on any or all series of stock ~~or classes of series~~, the amount of such dividends and property distributions and the payment of them being wholly in the discretion of the Board of Directors.  Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that ~~class~~ series.  All dividends or distributions on shares of a particular ~~class~~ series shall be paid only out of surplus or other lawfully available assets determined by the Board of Directors as belonging to such ~~class~~ series.  Dividends and distributions may vary between the classes of a series to reflect differing allocations of the expense of each class of that series to such extent and for such purposes as the ~~Boards~~ Board of Directors may deem appropriate.  The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation, or where applicable each series of shares ~~or class of a series,~~ to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability for the Corporation, or each series of shares ~~or class of a series~~, for Federal income and excise taxes in respect of that or any other year.

(4)   Liquidation.  In the event of the liquidation of the Corporation or of the assets attributable to a particular series or class, the ~~shareholders~~ stockholders of each series or class that has been established and designated and is being liquidated shall be entitled to receive, as a series or class, when and as declared by the Board of Directors, the excess of the assets belonging to that series or class over the liabilities belonging to that series or class.  The holders of shares of any series or class shall not be entitled thereby to any distribution upon liquidation of any other series or class.  The assets so distributable to the ~~shareholder~~ stockholders of any particular series or class shall be distributed among such ~~shareholders~~ stockholders according to their respective rights taking into account the proper allocation of expenses being borne by that series or class.  The liquidation of assets attributable to any particular series or class in which there are shares then outstanding and the termination of the series or the class may be authorized by vote of a majority of the Board of Directors then in office, without action or approval of the ~~shareholders~~ stockholders, to the extent consistent with applicable laws and regulations.  In the event that there are any general assets not belonging to any particular series or class of stock and available for distribution, such distribution shall be made to holders of stock of various series or classes in such proportion as the Board of Directors determines to be fair and equitable, and such determination by the Board of Directors shall be conclusive and binding for all purposes.

(5)   Redemption.  All shares of stock of the Corporation shall ~~have~~ be subject to the redemption ~~rights provided for in Article V, Section 5.~~, repurchase and conversion provisions set forth in Sections 5.6 through 5.11 of this Article V.

(d)             The Corporation's shares of stock are issued and sold, and all persons who shall acquire stock of the Corporation shall do so, subject to the condition and understanding that the provisions of the Corporation's Articles of Incorporation, as from time to time amended, shall be binding upon them.

Section ~~2.~~ 5.2.  Quorum Requirements and Voting Rights:  Except as otherwise expressly provided by the Maryland General Corporation Law, the presence in person or by proxy of the holders of one-third of the shares of capital stock of the Corporation outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the stockholders, except that where the holders of any series or class are required or permitted to vote as a series or class, one-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum.

Notwithstanding any provision of Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all series or classes or of any series or class of the Corporation's stock entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon subject to ~~the~~ applicable laws and regulations ~~as from time to time in effect or rules or orders of the Securities and Exchange Commission or any successor thereto~~.  All shares of stock of this Corporation shall have the voting rights provided for in Section 5.1(b) of this Article V~~, Section 1, paragraph (b)~~.

The Board of Directors from time to time, subject to such procedures as may be adopted by the Board of  Directors, and consistent with applicable laws and regulations, may authorize the holders of shares of any series or class to take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of the holders of shares of such series or class.

Section ~~3~~ 5.3.  No Preemptive or Appraisal Rights:  No holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation which the Corporation may issue or sell (whether consisting of shares of capital stock authorized by these Articles of Incorporation, or shares of capital stock of the Corporation acquired by it after the issue thereof, or other shares) other than any right which the Board of Directors of the Corporation, in its discretion, may determine.

No holder of shares of capital stock of the Corporation shall be entitled to exercise the rights of an objecting  stockholder under Subtitle 2 of Title 3 of the Maryland General Corporation Law or any successor provision.

Section ~~4~~ 5.4.  Determination of Net Asset Value: The net asset value of each share of each series or class of each series of the Corporation shall be the quotient obtained by dividing the value of the net assets of the Corporation, or if applicable of the series or class (being the value of the assets of the Corporation or of the particular series or class or attributable to the particular series or class less its actual and accrued liabilities exclusive of capital stock and surplus), by the total number of outstanding shares of the Corporation or the series or class, as applicable.  Such determination may be made on a series-by-series basis or made or adjusted on a class-by-class basis, as appropriate, and shall include any expenses allocated to a specific series or class thereof.  The Board of Directors may adopt procedures for determination of net asset value consistent with the requirements of applicable ~~statutes~~ laws and regulations and, so far as accounting matters are concerned, with generally accepted accounting principles.  The procedures may include, without limitation, procedures for valuation of the Corporation's portfolio securities and other assets, for accrual of expenses or creation of reserves and for the determination of the number of shares issued and outstanding at any given time.

Section 5.5.  Stable Net Asset Value:  With respect to any money market, stable value or other series or class that seeks to maintain a stable net asset value per share, and pursuant to procedures established by the Board of Directors, the Corporation shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a stable net asset value per share of such series or class, to redeem pro rata from all holders of record of such series or class at the time of such redemption (in proportion to their respective holdings of such shares) sufficient outstanding shares (or fractional shares) of such series or class, or to take such other measures as are not prohibited by the Investment Company Act of 1940, as shall maintain for such series or class a stable net asset value.

Section ~~5.~~ 5.6. Redemption ~~and Repurchase of Shares of Capital Stock:  Any shareholder~~ by Stockholders:  Any stockholder may redeem shares of the Corporation for the net asset value of each series or class thereof, less such fees and charges, if any, as may be established by the Board of Directors from time to time, by presentation of an appropriate request, together with the certificates, if any, for such shares, duly endorsed, at the office or agency designated by the Corporation.  Redemptions as aforesaid, ~~or purchases by the Corporation of its own stock,~~ shall be made in the manner and subject to the conditions contained in the bylaws or approved by the Board of Directors.

                Section 5.7.  Redemption at the Option of the Corporation:  Subject to the provisions of the Investment Company Act of 1940, each share of the Corporation and each share of each series and class shall be redeemable from any stockholder at the option of the Corporation. In that regard, the Board of Directors may from time to time authorize the Corporation to redeem all or any part of the shares of the Corporation or of any series or class upon such terms and conditions as the Board of Directors may determine in its sole discretion. The Corporation's right to redeem shares includes, without limitation, the right to redeem shares when required for the payment of account fees or other fees, charges and expenses as set by the Board of Directors, including without limitation any small account fees permitted by Section 5.9 of this Article V.

Section ~~6.~~ 5.8.  Purchase of Shares:  The Corporation shall be entitled to purchase all or any part of the shares of the Corporation or of any series or class of its capital stock, to the extent that the Corporation may lawfully effect such purchase under Maryland General Corporation Law, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable~~, by agreement with the stockholder at a price not exceeding the net asset value per share computed in accordance with Section 4 of this Article~~.

Section 5.9.  Redemption of Minimum Amounts:  The Board of Directors may establish, from time to time, one or more minimum investment amounts for stockholder accounts, which may be different for each series or class and within each series or class, and may impose account fees on, and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum amounts, or may take any other action with respect to minimum investment amounts as may be deemed appropriate by the Board of Directors, in each case upon such terms as shall be established by the Board of Directors.  Any such account fee may be satisfied by  the Corporation by redeeming the requisite number of shares in any such account in the amount of such fee.

Section 5.10.  Conversion of Shares by Stockholders and by the Corporation:  Subject to compliance with the Investment Company Act of 1940 and applicable laws and regulations, the Board of Directors shall have authority, without stockholder approval, to provide that:

~~Section 7.  Redemption of Minimum Amounts:~~

(a)           ~~If after giving effect to a request for redemption by a stockholder, the aggregate net asset value of his remaining shares of any series or class will be less than the Minimum Amount then in effect, the Corporation shall be entitled to require the redemption of the remaining shares of such series or class owned by such stockholder, upon notice given in accordance with Paragraph (3) of this Section, to the extent that the Corporation may lawfully effect such redemption under Maryland General Corporation Law.~~ the holders of any series or class of shares shall have the right to convert or exchange such shares into shares of one or more other series or classes in accordance with such terms and conditions as may be established by the Board of Directors; and

(b)           ~~The term "Minimum Amount" when used herein shall mean Three Hundred Dollars ($300) unless otherwise fixed by the Board of Directors from time to time, provided that the Minimum Amount may not in any event exceed Five Thousand Dollars ($5,000).~~ the Corporation may automatically convert some or all of the shares of a particular series or class into shares of another series or class, at such times as may be determined by the Board of Directors, based on the relative net asset values of such series or class at time of conversion and otherwise in accordance with such terms and conditions as may be established by the Board of Directors and which may vary within and among the series and classes and within and among the holders of the series or classes to the extent determined by the Board of Directors.

~~(c)      If any redemption under Paragraph (1) of this Section is upon notice, the notice shall be in writing personally delivered or deposited in the mail, at least thirty days prior to such redemption. If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by certified or registered mail, postage prepaid. The price for shares redeemed by the Corporation pursuant to Paragraph (1) of this Section shall be paid in cash in an amount equal to the net asset value of such shares, computed in accordance with Section 4 of this Article.~~

Section ~~8.~~5.11. Mode of Payment:  Payment by the Corporation for shares of any series or class of the capital stock of the Corporation surrendered to it for redemption shall be made by the Corporation within ~~three~~

~~business~~ seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the holders of capital stock of the Corporation to redeem shares of capital stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by law. Payment of the redemption or purchase price may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities or other assets of the Corporation as the Corporation may select~~.~~ in its sole discretion.  The composition of any such payments may be different among stockholders, including those of the same series or class, as the Corporation may determine in its sole discretion.

Section ~~9.~~5.12. Rights of Holders of Shares Purchased or Redeemed:  The right of any holder of any series or class of capital stock of the Corporation purchased or redeemed by the Corporation as provided in this Article V to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the purchase or redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution or voting rights to which such holder has previously become entitled as the record holder of such shares on the record date for the determination of the stockholders entitled to receive such dividend or distribution or to vote at the meeting of stockholders.

Section ~~10.~~5.13. Status of Shares Purchased or Redeemed:  In the absence of any specification as to the purpose for which such shares of any series or class of capital stock of the Corporation are redeemed or purchased by it, all shares so redeemed or purchased shall be deemed to be retired in the sense contemplated by the laws of the State of Maryland and may be reissued. The number of authorized shares of capital stock of the Corporation shall not be reduced by the number of any shares redeemed or purchased by it.

Section ~~11.~~5.14. Additional Limitations and Powers:  The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders:
(a)           Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the establishment or designation of procedures or methods to be employed for valuing any investment or other assets of the Corporation and as to the value of any investment or other asset, as to the allocation of any asset of the Corporation to a particular series or class or classes of the Corporation's stock, as to the funds available for the declaration of dividends and as to the declaration of dividends, as to the charging of any liability of the Corporation to a particular series or class or classes of the Corporation's stock, as to the number of shares of any series or class or classes of the Corporation's outstanding stock, as to the estimated expense to the Corporation in connection with purchases or redemptions of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, purchase or redemption or other acquisition or disposition of investments or shares of the Corporation, or in the determination of the net asset value per share of shares of any series or class of the Corporation's stock shall be conclusive and binding for all purposes.

(b)           Except to the extent prohibited by the Investment Company Act of 1940, ~~as amended,~~ or rules, regulations or orders thereunder promulgated by the Securities and Exchange Commission or any successor thereto or by the bylaws of the Corporation, a director, officer or employee of the Corporation shall not be disqualified by his position from dealing or contracting with the Corporation, nor shall any transaction or contract of the Corporation be void or voidable by reason of the fact that any director, officer or employee or any firm of which any director, officer or employee is a member, or any corporation of which any director, officer or employee is a stockholder, officer or director, is in any way interested in such transaction or contract; provided that in case a director, or a firm or corporation of which a director is a member, stockholder, officer or director is so interested, such fact shall be disclosed to or shall have been known by the Board of Directors or a majority thereof.  Nor shall any director or officer of the Corporation be liable to the Corporation or to any stockholder or creditor thereof or to any person for any loss incurred by it or him or for any profit realized by such director or officer under or by reason of such contract or transaction; provided that nothing herein shall protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided always that such contract or transaction shall have been on terms that were ~~not~~ unfair to the Corporation at the time at which it was entered into.  Any director of the Corporation who is so interested, or who is a member, stockholder, officer or director of such firm or corporation, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such transaction or contract, with like force and effect as if he were not such director, or member, stockholder, officer or director of such firm or corporation.

(c)            Specifically and without limitation of the foregoing paragraph (~~2~~ b) but subject to the exception therein prescribed, the Corporation may enter into management or advisory, underwriting, distribution and administration contracts, custodian contracts and such other contracts as may be appropriate.

Section ~~12.~~5.15. Reorganization:  The Board of Directors may merge or consolidate one of more series of shares with, and may sell, convey and transfer the assets belonging to any one or more series of shares to, another corporation, trust, partnership, association or other organization, or to the Corporation to be held as assets belonging to another series ~~or~~ of shares, in exchange for cash, securities or other consideration (including, in the case of a transfer to another series of shares of the Corporation, shares of such other series of shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each transferor series of shares if deemed appropriate by the Board of Directors.  The Board of Directors shall have the authority to effect any such merger, consolidation or transfer of assets, without action or approval of the ~~shareholders~~ stockholders, to the extent consistent with applicable laws and ~~regulation~~ regulations.

Section ~~13.~~5.16. Classes of Shares:  The Board of Directors shall also have the authority, subject to applicable laws and regulations and without action or approval of the ~~shareholders~~ stockholders, from time to time to designate any class of shares of a series of shares as a separate series of shares as it deems necessary or desirable.  The designation of any class of shares of a series of shares as a separate series of shares shall be effective at the time specified by the Board of Directors.  The Board of Directors shall allocate the assets, liabilities and expenses attributable to any class of shares designated as a separate series of shares to such separate series of shares and shall designate the relative rights and preferences of such series ~~or~~ of shares, provided that such relative rights and preferences may not be materially adversely different from the relative rights and preferences of the class of shares designated as a separate series of shares.

Section 5.17.  Fees and Expenses.  Notwithstanding anything to the contrary contained in these Articles of Incorporation, each share of any series or class of a series may be subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, however designated, and other administrative, recordkeeping, redemption, service and other fees, however designated); to such account size requirements; and to such other rights and provisions; which may be the same or different from any other share of any series or class, including any other share of the same series or class, all as the Board of Directors may from time to time establish and/or change in accordance with applicable laws and regulations.

ARTICLE VI
Directors

Section ~~1.~~6.1. ~~Initial~~ Board of Directors: The number of directors of the Corporation shall ~~initially~~ be twelve ~~nine~~ . The names of the directors who shall hold office until the ~~first annual~~ next meeting of stockholders or until their successors are duly ~~chosen and~~ qualified and elected are:
~~James D. Davis                         Roy W. Ehrle                                  Pamela A. Ferguson~~

●     Elizabeth Ballantine          ●     Nora M. Everett                      ●     William C. Kimball
●     Kristianne Blake                ●     Richard W. Gilbert                  ~~J. Barry Griswell  Stephan L.~~
 ~~Jones Ronald E. Keller~~●     Barbara A. Lukavsky                   ~~Richard G. Peebler~~
●     Craig Damos                      ●     Mark A. Grimmett                   ●     Ralph C. Eucher

●     Fritz S. Hirsch                    ●     Daniel L Pavelich

Section ~~2.~~6.2. Number of Directors:   The number of directors in office may be changed from time to time in the manner specified in the bylaws of the Corporation, but this number shall never be less than ~~three~~ two.

Section ~~3.~~6.3. Certain Powers of Board of Directors:  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, which shall have and may exercise all powers of the Corporation except those powers which are by law, by these Articles of Incorporation or by the bylaws of the Corporation conferred upon or reserved to the stockholders.  In addition to its other powers explicitly or implicitly granted under these Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation (a) is expressly authorized to make, alter, amend or repeal bylaws for the Corporation, (b) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of capital stock of the Corporation, whether now or hereafter authorized, in such amounts, for such amount and kind of consideration and on such terms and conditions as the Board of Directors shall determine, (c) is empowered to classify or reclassify any unissued stock, whether now or hereafter authorized, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such stock, and (d) shall have the power from time to time to set apart, out of any assets of the Corporation otherwise available for dividends, a reserve or reserves for taxes or for any other proper purposes, and to reduce, abolish or add to any such reserve or reserves from time to time as said Board of Directors may deem to be in the best interests of the Corporation; and to determine in its discretion what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Corporation.

ARTICLE VII
Indemnification and Limitation of Liability

Section 7.1.  Indemnification:  The Corporation shall indemnify ~~its directors, including any director who serves another corporation, partnership, joint venture, trust or other enterprise in any capacity~~ and advance expenses to: (a) its present and former directors and officers, whether serving or having served the Corporation or at ~~the~~ its request ~~of the Corporation~~ any other entity, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of ~~1940.  The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law.  The Corporation shall indemnify its employees and agents to~~ 1940; and (b) other present and former employees and agents of the Corporation to such extent ~~provided by its Board of Directors.~~as shall be authorized by the Board of Directors or the bylaws of the Corporation and as shall be permitted by law.  The Corporation shall have the power, with the approval of the Board of Directors, to provide indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b).  No amendment of these Articles of Incorporation or repeal of any of the provisions hereof shall limit or eliminate the right of indemnification provided by this Section 7.1 with respect to acts or omissions occurring prior to such amendment or repeal.

Section 7.2.  Limitation of Liability:  To the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages.  No amendment of these Articles of Incorporation or repeal of any of the provisions hereof shall limit or eliminate the benefits provided by this Section 7.2 to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

ARTICLE VIII
Amendments

The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding capital stock.  "Articles of Incorporation" or "these Articles of Incorporation" as used herein and in the bylaws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended or restated.

ARTICLE IX
Duration

The duration of the Corporation shall be perpetual.

~~IN WITNESS WHEREOF, the undersigned incorporators of Principal Variable Contracts Fund, Inc. have executed the foregoing Articles of Incorporation and hereby acknowledge the same to be their voluntary act and deed.~~

~~Dated the _____ day of May, 1997~~

ARTICLE X
Miscellaneous

~~___________________________________~~
~~Arthur S. Filean~~

Section 10.1.  Alternative Voting:  Notwithstanding any other provisions of these Articles of Incorporation and pursuant to procedures adopted by the Board of Directors, and consistent with applicable laws and regulations, the Board of Directors may determine, with respect to any matter submitted to the vote of the stockholders of the Corporation or any series or class, that each holder of stock shall be entitled to one vote (1) for each dollar (and a fractional vote for each fraction of a dollar) of net asset value per share of a series or class, as applicable.

Section 10.2. Certain References: References in these Articles of Incorporation to Maryland law, the Maryland General Corporation Law, the Investment Company Act of 1940 and applicable laws and regulations are references to such statutes, laws and regulations as amended and as in effect from time to time.

Section 10.3. Delegation by the Board of Directors: To the extent permitted by applicable laws, actions that may be taken, and determinations that may be made, by the Board of Directors under these Articles of Incorporation may, subject to authorization by the Board of Directors, be taken or made by the officers of the Corporation.

DC01/ 2820081.4

[FORM OF VOTING INSTRUCTION CARD]

Your Voting Instructions Are Important

Vote by Internet Please go to the electronic voting site at www.eproxy.com/principalva. Follow the on-line instructions. If you vote by Internet, you do not have to return your proxy card.
Vote by Telephone Please call us toll-free at 1-866-______, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.
Vote by Mail Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. – [NAME OF FUND]
DES MOINES, IOWA 50392-0200

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
APRIL 4, 2012

The undersigned hereby instructs [Name of Insurance Company] (the “Insurance Company”) to vote all shares of Principal Variable Contracts Funds, Inc. that are attributable to his or her variable annuity or variable life insurance contract at the Special Meeting of Shareholders to be held April 4, 2012 at 10:00 a.m., Central Time, and any adjournments thereof, as indicated below or in the discretion of the Insurance Company upon such other matters as may properly come before the Meeting.

Check the appropriate boxes on the reverse side of this card, date the card and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated January 25, 2012. Shares will be voted as you instruct. If no direction is made, voting will be FOR the proposals listed on the reverse side.

These voting instructions are solicited by the Insurance Company in connection with the solicitation of proxies by the Board of Directors of Principal Variable Contracts Funds, Inc.

Date________________, 2012

————————————-
Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTIONS CARD. PLEASE MARK, SIGN, DATE AND MAIL YOUR CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Please fill in boxes as shown  using  black or blue ink.  PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors unanimously recommends voting  FOR the election of all nominees for Director and FOR all Proposals.  Sign the voting instruction card and return it as soon as possible in the enclosed envelope.

PROPOSALS

1	Election of Fourteen Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Elizabeth Ballantine; Michael J. Beer; Leroy T. Barnes; Kristianne Blake; Craig Damos; Ralph C. Eucher; Nora M. Everett; Richard W. Gilbert; Mark A Grimmett; Fritz S. Hirsch; Tao Huang; William C. Kimball; Barbara A. Lukavsky; and Daniel Pavlevich.
		☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THE NOMINEE’S NAME BELOW. ________________
		FOR	AGAINST	ABSTAIN
2	Approval of Amended and Restated Articles of Incorporation	☐	☐	☐
3	Approval of Amendment or Elimination of Certain Fundamental Investment Restrictions
3(a)	Approval of Amended Fundamental Restriction Relating to Senior Securities	☐	☐	☐
3(b)	Approval of Amended Fundamental Restriction Relating to Commodities	☐	☐	☐
3(c)	Approval of Amended Fundamental Restriction Relating to Real Estate	☐	☐	☐
3(d)	Approval of Amended Fundamental Restriction Relating to Making Loans	☐	☐	☐
3(e)	Approval of Amended Fundamental Restriction Relating to Diversification	☐	☐	☐
3(f)	Approval of Amended Fundamental Restriction Relating to Concentration	☐	☐	☐
3(g)	Approval of Elimination of Fundamental Restriction Relating to Short Sales	☐	☐	☐